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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

         [_]      Preliminary Proxy Statement

         [_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

         [_]      Definitive Proxy Statement

         [_]      Definitive Additional Materials

         [X]      Soliciting Material Pursuant to Rule 14a-12


                            UNION BANKSHARES COMPANY
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)



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Payment of Filing Fee (Check the appropriate box):

         [X]      No fee required.

         [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

                  (1) Title of each class of securities to which transaction applies:

                  (2) Aggregate number of securities to which transaction applies:

                  (3) Per unit price or underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

                  (4)      Proposed maximum aggregate value of transaction:

                  (5)      Total fee paid:


         [_]      Fee paid previously with preliminary materials.

         [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

                  (1)      Amount previously paid:

                  (2)      Form, Schedule or Registration Statement no.:

                  (3)      Filing Party:

                  (4)      Date Filed:


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                            UNION BANKSHARES COMPANY
                                 66 Main Street
                             Ellsworth, Maine 04605

                                                                    May 19, 2000

Dear Stockholder:

In connection with our Annual Meeting of Stockholders enclosed is the Notice of Annual Meeting, Annual Meeting Proxy Statement and a Proxy Card.

At this time we are not asking you to provide a proxy or to vote with respect to the proposed merger between Mid-Coast Bancorp, Inc. and Union Bankshares Company. The proposed merger will be voted upon at a special meeting of stockholders which will be conducted specifically for that purpose in the near future. You will receive a separate notice of meeting, proxy statement and proxy card in connection with that special meeting.

                                            Very Truly Yours,


                                            Peter A. Blyberg
                                            President







Investors and security holders are advised to read the proxy statement and other documents related to the Union Bankshares Company and Mid-Coast Bancorp, Inc. merger when they become available and any amendments to these documents when they become available because they will contain important information. Investors and security holders may obtain these documents free of charge, when available, and other documents filed by Union Bankshares Company or Mid-Coast Bancorp, Inc. with the Securities and Exchange Commission at the SEC's Internet web site (www.sec.gov). Documents filed by Union Bankshares Company with the Securities and Exchange Commission may be obtained for free from Union Bankshares Company by directing such request to Union Bankshares Company, 66 Main Street, P.O. Box 479, Ellsworth, Maine, 04605-1987, telephone 800-432-1592 or 207-667-2504.

Union Bankshares Company and its directors intend to solicit proxies from Union Bankshares Company stockholders in favor of the merger. The names of the directors of Union Bankshares Company and information regarding their security holdings may be obtained for free from Union Bankshares Company by directing such request to Union Bankshares Company, 66 Main Street, P.O. Box 479, Ellsworth, Maine, 04605-1987, telephone 800-432-1592 or 207-667-2504.